SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 22, 2002

CONTINENTAL AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-09781	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 324-2950

(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

    Exhibits

      Projected Data.

Item 9. Regulation FD Disclosure.

The Company is furnishing herewith a letter being provided to certain investors and financial analysts which contains data regarding aircraft financing and updated guidance regarding certain operating and financial statistics for the first quarter and full year 2002. The letter is attached as Exhibit 99.1 which is included herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

By /s/ Jennifer L. Vogel

       Jennifer L. Vogel

       Vice President and General Counsel

March 22, 2002

EXHIBIT INDEX

    Projected Data.